                      METROPOLITAN LIFE INSURANCE COMPANY

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                                    METFLEX
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                         SUPPLEMENT DATED JULY 21, 2017
                                       TO
                 PROSPECTUS DATED MAY 1, 2017 (AS SUPPLEMENTED)

This supplement updates the prospectus dated May 1, 2017 (as supplemented) for the MetFlex policies issued by Metropolitan Life Insurance Company. Please retain this supplement for future reference.

As of July 21, 2017, the four Systematic Investment Strategies described on pages 32-33 of the prospectus (the Equity Generator/SM/, the Equalizer/SM/, the Rebalancer/SM/, and the Allocator/SM/) are no longer available. All references in the prospectus to the Systematic Investment Strategies are deleted. After July 21, 2017, any amounts that would have been transferred automatically under the Systematic Investment Strategies will no longer be transferred. If you wish to transfer amounts after July 21, 2017, you will need to provide us with instructions at the time of each transfer (see "Cash Value Transfers" on page 30 of the prospectus).

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

                                                                     SUPP-MF0717